Kensington Hedged Premium Income ETF
Schedule of Investments
September 30, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 100.0%		Shares	Value
Vanguard S&P 500 ETF (a)		30,146	$15,907,140
TOTAL EXCHANGE TRADED FUNDS (Cost $15,313,350)			15,907,140

PURCHASED OPTIONS - 1.5%	Notional Amount	Contracts	Value
Call Options - 0.4%			$–
S&P 500 Index, Expiration: 10/18/2024; Exercise Price: $5,874.74 (b)(c)	$16,449,272	28	57,627

Put Options - 1.1%			$–
S&P 500 Index, Expiration: 12/20/2024; Exercise Price: $5,418.45 (b)(c)	16,134,944	28	179,473
TOTAL PURCHASED OPTIONS (Cost $257,307)			237,100

TOTAL INVESTMENTS - 101.5% (Cost $15,570,657)			16,144,240
Money Market Deposit Account - 0.2% (d)			38,587
Other Assets in Excess of Liabilities - (1.7)%			(270,224)
TOTAL NET ASSETS - 100.0%			$15,912,603

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Exchange-traded.
(c)	100 shares per contract.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2024 was 4.70%.

Kensington Hedged Premium Income ETF
Schedule of Written Options
September 30, 2024 (Unaudited)

WRITTEN OPTIONS - (2.2)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (1.9)%
S&P 500 Index, Expiration: 10/18/2024; Exercise Price: $5,703.63 (a)(b)	$(15,970,164)	(28)	$(313,016)

Put Options - (0.3)%
S&P 500 Index, Expiration: 12/20/2024; Exercise Price: $4,562.90 (a)(b)	(16,134,944)	(28)	(39,935)
TOTAL WRITTEN OPTIONS (Premiums received $293,834)			(352,951)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Kensington Hedged Premium Income ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$15,907,140	$–	$–	$15,907,140
Purchased Options	–	237,100	–	237,100
Total Investments	$15,907,140	$237,100	$–	$16,144,240

Liabilities:
Investments:
Written Options	–	(352,951)	–	(352,951)
Total Investments	$–	$(352,951)	$–	$(352,951)

Refer to the Schedule of Investments for further disaggregation of investment categories.